UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 14, 2004

CoSine Communications, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-30715 (Commission File Number)	94-3280301 (IRS Employer Identification No.)

1200 Bridge Parkway, Redwood City, California (Address of principal executive offices)	94065 (Zip Code)

Registrant’s Telephone Number Including Area Code: (650) 637-4777

Not Applicable
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

     Item 4.01 of Form 8-K filed with the Securities and Exchange Commission (“SEC”) on September 20, 2004 of CoSine Communications, Inc. (the “Company”) disclosed that on September 14, 2004, Ernst & Young LLP (“E&Y”) informed the Company that it will resign as the Company’s independent registered public accounting firm effective upon the filing of the Company’s quarterly report on Form 10-Q for the quarter ending September 30, 2004. E&Y completed its review of those statements on November 15, 2004, and thus E&Y’s resignation became effective on that date. The Audit Committee of the Company’s Board of Directors was informed of, but did not recommend or approve, E&Y’s resignation.

     Item 4.01 of the Company’s Form 8-K filed with the SEC on October 12, 2004 disclosed that the Company has engaged Burr, Pilger & Mayer LLP as its independent registered public accounting firm effective upon the filing of the Company’s Form 10-Q for the quarter ended September 30, 2004.

     The reports of E&Y on the Company’s financial statements as of and for the years ended December 31, 2003 and 2002 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits of the Company’s most recent two years ended December 31, 2003 and 2002 and the subsequent interim period there were no disagreements between E&Y and the Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedures, that, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements for such years.

     The Company has provided a copy of this Report to E&Y and requested that it furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company in response to this item. A copy of that letter, dated November 15, 2004, is attached hereto as Exhibit 16.1.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

16.1	Letter dated November 15, 2004 to the Securities and Exchange Commission from Ernst & Young LLP

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: November 15, 2004	COSINE COMMUNICATIONS, INC.
	By:	/s/ Terry Gibson
Terry Gibson
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
No.	Description
16.1	Letter dated November 15, 2004 to the Securities and Exchange Commission from Ernst & Young LLP